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   NUMBER                                                               SHARES
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                          Prudential Utility Fund, Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                                                           ---------------------
ACCOUNT No.       ALPHA CODE                                 CUSIP
                                                           ---------------------
                                                           SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS
THIS IS TO CERTIFY that

is the owner of

                   FULLY-PAID AND NON-ASSESSABLE SHARES OF THE
                 PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

-----------------------PRUDENTIAL-BACHE UTILITY FUND, INC.----------------------

hereafter called the "Corporation", transferable on the books of the Corporation by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

      This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Charter and By-Laws of the Corporation and all amendments thereof, copies of which are on file at the office of the Corporation, to all of which the holder, by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Corporate Seal.

[SEAL]       Dated:              /s/                      /s/
                                 ---------------------   -----------------------
                                      Secretary                 President

COUNTERSIGNED:  PRUDENTIAL MUTUAL FUND SERVICES, INC.
                                  (NEW JERSEY)
                                           TRANSFER AGENT,
 BY
                              Authorized Signature

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

      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIF GIFT MIN ACT -- ...Custodian...
TEN ENT - as tenants by the entireties                          (Cust)   (Minor)
JT TEN -  as joint tenants with right          under Uniform Gifts to Minors Act
           of survivorship and not as          ......................
           tenants in common                           (State)

        Additional abbreviations may also be used though not in the above list.

      For value received, ............................ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

-------------------------------------- _________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________

                              -------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatsoever.

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                    THIS SPACE MUST NOT BE COVERED IN ANY WAY